NET REVENUES - Summary of Accounts Receivable, Net of Allowances, Contract Assets and Contract Liabilities from Contracts with Customers (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Revenue from Contract with Customer [Abstract]
Accounts receivable, net of allowances	$ 1,444	$ 1,395	$ 1,313
Contract assets	453	436	459
Contract liabilities	$ 590	$ 526	$ 463